KAYNE ANDERSON MUTUAL FUNDS
                          SUPPLEMENT TO THE PROSPECTUS
                     AND STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 1997

                        SUPPLEMENT DATED OCTOBER 1, 1997


Effective October 1, 1997, the Funds' advisor, Kayne Anderson Investment Management, L.P., previously owned by KAIM Traditional, LLC ("KAIM"), merged into and thereby transferred its investment advisory business to KAIM. KAIM, which is changing its name to "Kayne Anderson Investment Management, LLC," is now the advisor to the Funds. This is a matter of internal organizational structure only and does not result in a change in principals of KAIM or managers of the Funds.

         Throughout the prospectus and statement of additional information,  any
         reference  to  the  Advisor   refers  to  Kayne   Anderson   Investment
         Management, LLC.